                                                                       Exhibit 4
[SW NUMBERS]

[SKYWORKS LOGO]

                                                       -----------------

                                                       -----------------
                                                       CUSIP 83088M 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

SKYWORKS SOLUTIONS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS IS TO CERTIFY THAT


is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE
                          PAR VALUE OF $.25 PER SHARE

of SKYWORKS SOLUTIONS, INC. (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned for transfer. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, N.Y.)    TRANSFER AGENT           [SKYWORKS SOLUTIONS, INC.
                              AND REGISTRAR             CORPORATE SEAL]

                                                  /s/  David J. Aldrich
BY                                                         PRESIDENT

                                                  /s/  Paul E. Vincent
                                                           TREASURER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                         UNIF GIFT MIN ACT...........Custodian..............
TEN ENT - as tenants by the entireties                                     (Cust)              (Minor)
JT TEN  - as joint tenants with right of                                under Uniform Gifts to Minors
          survivorship and not as tenants                               Act...............................
          in common                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                    ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


          Signature(s) Guaranteed: _____________________________________________
                                   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.